RELATED PARTY TRANSACTIONS	12 Months Ended
Jan. 31, 2023
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS	RELATED PARTY TRANSACTIONS
Related party transactions with Bank Leumi

During October 2022, Zvika Naggan, a member of our board of directors, was appointed to serve as member of the board of directors of Bank Leumi. Effective as of February 2021, we entered into a revolving credit facility with Bank Leumi Le-Israel B.M. (“Bank Leumi”), an Israeli bank. Under the credit facility with Bank Leumi, we were provided with a total of up to $50 million in borrowings, made available to the Company for three years from the effective date. Our obligations under the credit facility are guaranteed by certain customary affirmative and restrictive covenants for credit facilities of this type. The credit facilities also contain financial covenants which are measured at the end of each quarter.

As of January 31, 2023 we did not withdraw any funds from the credit facility with Bank Leumi.

Related party transactions with Verint
In connection with the spin-off we entered into a Separation and Distribution Agreement with Verint related to the separation and distribution. In addition, we entered into several other agreements with Verint prior to completion of the spin-off to effect the separation and provide a framework for our relationship with Verint after the spin-off, including a Tax Matters Agreement, an Employee Matters Agreement, an Intellectual Property Cross License Agreement, and a Trademark Cross License Agreement. In the years ended January 31, 2023 and 2022, we incurred net expenses of $4.7 million and $4.8 million, respectively in relation to these agreements with Verint. See also note “17. Commitment and Contingencies”.

The combined financial statements of the comparative figures for the year ended January 31, 2021 were prepared on a carve-out basis and derived from the consolidated financial statements and accounting records of Verint.

During the year ended January 31, 2021 Verint provided certain services, such as but not limited to, senior management, legal, human resources, finance and accounting, treasury, information technology, internal audit and other shared services, on behalf of the Company. Where possible, these costs were specifically identified to the Company, with the remainder primarily allocated on the basis of revenue as a relevant measure. The Company and Verint both consider the allocations to be a reasonable reflection of the benefits received by the Company. During the year ended January 31, 2021, the Company was allocated $97.3 million of corporate expenses incurred by Verint and such amounts are included in the consolidated statement of operations of the comparative figures of the year ended January 31, 2021. As certain expenses reflected in the consolidated financial statements for the year ended January 31, 2021 include allocations of corporate expenses from Verint, this statement could differ from the statement that would have been prepared had the Company operated on a stand-alone basis.

The components of the costs of services allocated to the Company for the year ended January 31, 2021 are as follows:

Year Ended January 31,
(in thousands)	2021
Cost of revenue:
Software	$1,981
Software service	1,548
Professional service and other	2,743

Research and development, net	21,783
Selling, general and administrative	69,210
Total allocated corporate expenses	$97,265

On January 29, 2021, Cognyte Technologies Israel Ltd.’s board of directors declared a cash dividend (the “Dividend”) in the aggregate amount of $35.0 million payable to Verint, which was its sole holder of record of ordinary shares as of the January 29, 2021 record date for the Dividend. The Dividend was paid on April 13, 2021, following the board of director’s receipt and review of financial statements that met all the conditions set forth in Section 302(b) of the Companies Law and that satisfied the solvency test and profit test under the Companies Law required for distribution of the Dividend.